(LOSS) INCOME PER SHARE (Tables)	6 Months Ended
Jun. 30, 2025
(Loss) Income per share – Basic and Diluted*
SCHEDULE OF COMPONENTS OF BASIC AND DILUTED EARNINGS PER SHARE

Components of basic and diluted earnings per share were as follows for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30, 2025*	Six Months Ended June 30, 2024*
	(Unaudited)	(Unaudited)
Numerator:
Net (loss) income attributable to the Company	$(4,679,549)	$588,744
Denominator:
Weighted average outstanding ordinary shares-Basic*	715,992	175,944
-dilutive effect of convertible note	-	2,825
Weighted average outstanding ordinary shares- Diluted*	715,992	178,769
Earnings (loss) per share attributable to the Company*
Basic	$(6.54)	$3.35
Diluted	$(6.54)	$3.29

*	On May 29, 2025, the Company implemented a one-for-thirty reverse stock split of the Company’s issued and outstanding ordinary shares. The computation of basic and diluted EPS was retroactively adjusted for all periods presented.